NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 1
---------------------------------------------

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $1,000,000 or 134% x $71,309.11
                     = $1,000,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4    $57,788.19
+ Annual Premium*                    $17,000.00
- Premium Expense Charge**           $   850.00
- Monthly Deduction***               $ 1,251.83
- Mortality & Expense Charge****     $   659.32
+ Hypothetical Rate of Return*****  ($   717.93)
                                     ----------
=                                    $   71,309 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $20.00 monthly policy fee, a $0.05 monthly per thousand charge, and a monthly cost of insurance (COI) deduction. The monthly per thousand charge applies in policy durations 1-10 and varies by the youngest insured's age and is $0.04 for ages 0-39, $0.05 for ages 40-59, and $0.06 for ages 60+. The monthly COI charges for year 5 are:

              Month                         COI
              -----                         ---
                1                       $ 34.27
                2                       $ 34.28
                3                       $ 34.29
                4                       $ 34.30
                5                       $ 34.31
                6                       $ 34.31
                7                       $ 34.32
                8                       $ 34.33
                9                       $ 34.34
               10                       $ 34.35
               11                       $ 34.36
               12                       $ 34.36

               Total                    $411.83

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, and 0.45% for years 11+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 0.98%. The monthly interest amounts earned for year 5 are:

              Month               Interest
              -----               --------
                1                ($ 60.82)
                2                ($ 60.64)
                3                ($ 60.46)
                4                ($ 60.28)
                5                ($ 60.10)
                6                ($ 59.92)
                7                ($ 59.74)
                8                ($ 59.56)
                9                ($ 59.38)
               10                ($ 59.20)
               11                ($ 59.02)
               12                ($ 58.84)

            Total                ($717.93)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value              $71,309.11
- Year 5 Surrender Charge        $18,694.85
                                 ----------
=                                $   52,614 (rounded to the nearest dollar)

II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $1,000,000 or 134% x $85,546.60
                      = $1,000,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4    $67,235.41
+ Annual Premium*                    $17,000.00
- Premium Expense Charge**           $   850.00
- Monthly Deduction***               $ 1,246.64
- Mortality & Expense Charge****     $   744.43
+ Hypothetical Rate of Return*****   $ 4,152.25
                                     ----------
=                                    $   85,547 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $20.00 monthly policy fee, a $0.05 monthly per thousand charge, and a monthly cost of insurance (COI) deduction. The monthly per thousand charge applies in policy durations 1-10 and varies by the youngest insured's age and is $0.04 for ages 0-39, $0.05 for ages 40-59, and $0.06 for ages 60+. The monthly COI charges for year 5 are:

              Month                     COI
              -----                     ---
                1                   $ 33.92
                2                   $ 33.92
                3                   $ 33.91
                4                   $ 33.90
                5                   $ 33.90
                6                   $ 33.89
                7                   $ 33.88
                8                   $ 33.88
                9                   $ 33.87
               10                   $ 33.86
               11                   $ 33.86
               12                   $ 33.85

               Total                $406.64

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, and 0.45% for years 11+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 0.98%. The monthly interest amounts earned for year 5 are:

              Month                  Interest
              -----                  --------
                1                  $  341.98
                2                  $  342.71
                3                  $  343.44
                4                  $  344.17
                5                  $  344.90
                6                  $  345.64
                7                  $  346.38
                8                  $  347.12
                9                  $  347.86
               10                  $  348.61
               11                  $  349.35
               12                  $  350.10

               Total               $4,152.25

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $85,546.60
- Year 5 Surrender Charge           $18,694.85
                                    ----------
=                                   $   66,852 (rounded to the nearest dollar)

III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $1,000,000 or 134% x $102,229.84
                     = $1,000,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4    $77,872.49
+ Annual Premium*                    $17,000.00
- Premium Expense Charge**           $   850.00
- Monthly Deduction***               $ 1,240.69
- Mortality & Expense Charge****     $   840.24
+ Hypothetical Rate of Return*****   $10,288.28
                                     ----------
=                                    $  102,230 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $20.00 monthly policy fee, a $0.05 monthly per thousand charge, and a monthly cost of insurance (COI) deduction. The monthly per thousand charge applies in policy durations 1-10 and varies by the youngest insured's age and is $0.04 for ages 0-39, $0.05 for ages 40-59, and $0.06 for ages 60+. The monthly COI charges for year 5 are:

              Month                    COI
              -----                    ---
                1                  $ 33.53
                3                  $ 33.50
                4                  $ 33.48
                5                  $ 33.45
                6                  $ 33.43
                7                  $ 33.40
                8                  $ 33.38
                9                  $ 33.35
               10                  $ 33.33
               11                  $ 33.30
               12                  $ 33.28
                                     33.25
               Total               $400.69

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, and 0.45% for years 11+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 0.98%. The monthly interest amounts earned for year 5 are:

              Month                Interest
              -----                --------
                1                $   824.89
                2                $   830.64
                3                $   836.43
                4                $   842.27
                5                $   848.15
                6                $   854.08
                7                $   860.07
                8                $   866.09
                9                $   872.17
               10                $   878.30
               11                $   884.48
               12                $   890.70

            Total                $10,288.28

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value              $102,229.84
- Year 5 Surrender Charge        $ 18,694.85
                                 -----------
=                                $    83,535 (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 2
---------------------------------------------

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $1,000,000 or 134% x $69,540.34
                       = $1,000,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4    $56,486.23
+ Annual Premium*                    $17,000.00
- Premium Expense Charge**           $   850.00
- Monthly Deduction***               $ 1,748.18
- Mortality & Expense Charge****     $   645.18
+ Hypothetical Rate of Return*****  ($   702.53)
                                     ----------
=                                    $   69,540 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $20.00 monthly policy fee, a $0.07 monthly per thousand charge, and a monthly cost of insurance (COI) deduction. The monthly per thousand charge varies by duration and is $0.07 for durations 1-10 and $0.02 for durations 11+. The monthly COI charges for year 5 are:

              Month                    COI
              -----                    ---
                1                  $  55.60
                2                  $  55.61
                3                  $  55.63
                4                  $  55.64
                5                  $  55.66
                6                  $  55.67
                7                  $  55.69
                8                  $  55.70
                9                  $  55.72
               10                  $  55.74
               11                  $  55.75
               12                  $  55.77

            Total                  $668.18

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 0.98%. The monthly interest amounts earned for year 5 are:

              Month               Interest
              -----               --------
                1                ($ 59.72)
                2                ($ 59.50)
                3                ($ 59.29)
                4                ($ 59.08)
                5                ($ 58.86)
                6                ($ 58.65)
                7                ($ 58.44)
                8                ($ 58.22)
                9                ($ 58.01)
               10                ($ 57.80)
               11                ($ 57.59)
               12                ($ 57.38)
            Total                ($702.53)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $69,540.34
- Year 5 Surrender Charge            $18,694.85
                                     ----------
=                                    $   50,845 (rounded to the nearest dollar)

II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $1,000,000 or 134% x $83,531.18
                      = $1,000,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4    $65,784.00
+ Annual Premium*                    $17,000.00
- Premium Expense Charge**           $   850.00
- Monthly Deduction***               $ 1,739.91
- Mortality & Expense Charge****     $   728.98
+ Hypothetical Rate of Return*****   $ 4,066.06
                                     ----------
=                                    $   83,531 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $20.00 monthly policy fee, a $0.07 monthly per thousand charge, and a monthly cost of insurance (COI) deduction. The monthly per thousand charge varies by duration and is $0.07 for durations 1-10 and $0.02 for durations 11+. The monthly COI charges for year 5 are:

              Month                    COI
              -----                    ---
                1                  $ 55.04
                2                  $ 55.03
                3                  $ 55.02
                4                  $ 55.01
                5                  $ 55.00
                6                  $ 55.00
                7                  $ 54.99
                8                  $ 54.98
                9                  $ 54.97
               10                  $ 54.96
               11                  $ 54.96
               12                  $ 54.95

            Total                  $659.91

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 0.98%. The monthly interest amounts earned for year 5 are:

              Month                Interest
              -----                --------
                1                 $  335.85
                2                 $  336.39
                3                 $  336.93
                4                 $  337.47
                5                 $  338.01
                6                 $  338.55
                7                 $  339.10
                8                 $  339.65
                9                 $  340.20
               10                 $  340.75
               11                 $  341.30
               12                 $  341.86

               Total              $4,066.06

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $83,531.18
- Year 5 Surrender Charge            $18,694.85
                                     ----------
=                                    $   64,836 (rounded to the nearest dollar)

III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $1,000,000 or 134% x $99,935.21
                      = $1,000,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4    $76,257.50
+ Annual Premium*                    $17,000.00
- Premium Expense Charge**           $   850.00
- Monthly Deduction***               $ 1,730.43
- Mortality & Expense Charge****     $   823.35
+ Hypothetical Rate of Return*****   $10,081.49
                                     ----------
=                                    $   99,935 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $20.00 monthly policy fee, a $0.07 monthly per thousand charge, and a monthly cost of insurance (COI) deduction. The monthly per thousand charge varies by duration and is $0.07 for durations 1-10 and $0.02 for durations 11+. The monthly COI charges for year 5 are:

              Month                     COI
              -----                     ---
                1                   $ 54.41
                2                   $ 54.37
                3                   $ 54.33
                4                   $ 54.30
                5                   $ 54.26
                6                   $ 54.22
                7                   $ 54.19
                8                   $ 54.15
                9                   $ 54.11
               10                   $ 54.07
               11                   $ 54.03
               12                   $ 53.99

               Total                $650.43

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 0.98%. The monthly interest amounts earned for year 5 are:

              Month                 Interest
              -----                 --------
                1                $   810.35
                2                $   815.62
                3                $   820.93
                4                $   826.28
                5                $   831.68
                6                $   837.12
                7                $   842.61
                8                $   848.14
                9                $   853.71
               10                $   859.33
               11                $   865.00
               12                $   870.71

               Total             $10,081.49

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $99,935.21
- Year 5 Surrender Charge           $18,694.85
                                    ----------
=                                   $   81,240 (rounded to the nearest dollar)